SHAREHOLDER MEETING
Each of the proposals described below were considered at a special meeting of the Portfolios' Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meetings appear below. Each vote represents a value held on the record date for each meeting.
PROPOSAL 1
To elect a board of Trustees of the Trust.

Number of Shares Percentage of Outstanding Shares Percentage of Shares Voted
Trustees Affirmative Withheld Total Affirmative Withheld Total Affirmative Withheld Total
====
Thomas H. Bailey 758,551,719 26,519,589 785,071,308 80.51% 2.81% 83.32% 96.62% 3.38% 100.00%
Dennis B. Mullen 759,975,400 25,095,908 785,071,308 80.66% 2.66% 83.32% 96.80% 3.20% 100.00%
James T. Rothe 760,225,395 24,845,913 785,071,308 80.68% 2.64% 83.32% 96.84% 3.16% 100.00%
William D. Stewart 760,355,853 24,715,455 785,071,308 80.70% 2.62% 83.32% 96.85% 3.15% 100.00%
Martin H. Waldinger 759,412,179 25,659,129 785,071,308 80.60% 2.72% 83.32% 96.73% 3.27% 100.00%
----

PROPOSAL 2
To consider and approve new investment advisory agreements between Janus Aspen Series, on behalf of each Portfolio, and Janus Capital Corporation.

Number of Shares
Record
Portfolio Total Shares Affirmative Against Abstain
==============================================================================================================
Janus Aspen Growth Portfolio 135,882,166 92,726,202 2,578,879 5,594,573
Janus Aspen Aggressive Growth Portfolio 102,551,284 73,363,018 1,945,345 4,256,802
Janus Aspen Capital Appreciation Portfolio 60,121,904 54,071,377 1,252,455 2,439,747
Janus Aspen Core Equity Portfolio 841,530 839,458 -- 2,072
Janus Aspen Balanced Portfolio 153,576,571 122,947,097 2,353,462 5,790,434
Janus Aspen Growth and Income Portfolio 11,507,874 10,662,289 250,579 460,101
Janus Aspen Strategic Value Portfolio 1,748,189 1,530,181 14,593 47,731
Janus Aspen International Growth Portfolio 60,514,415 37,249,881 1,093,734 1,864,580
Janus Aspen Worldwide Growth Portfolio 206,838,647 146,642,525 3,801,789 6,904,917
Janus Aspen Global Life Sciences Portfolio 6,092,672 5,741,174 137,577 213,910
Janus Aspen Global Technology Portfolio 67,489,850 62,362,279 1,918,742 2,978,860
Janus Aspen Global Value Portfolio 200,005 200,000 -- --
Janus Aspen Flexible Income Portfolio 31,470,614 25,561,929 459,086 1,457,543
Janus Aspen Money Market Portfolio 103,356,389 95,570,778 5,923,910 1,861,701
--------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares Percentage of Shares Voted
Portfolio Affirmative Against Abstain Affirmative Against Abstain
==================================================================================================================
Janus Aspen Growth Portfolio 68.24% 1.90% 4.12% 91.90% 2.56% 5.54%
Janus Aspen Aggressive Growth Portfolio 71.54% 1.90% 4.15% 92.20% 2.45% 5.35%
Janus Aspen Capital Appreciation Portfolio 89.94% 2.08% 4.06% 93.61% 2.17% 4.22%
Janus Aspen Core Equity Portfolio 99.75% 0.00% 0.25% 99.75% 0.00% 0.25%
Janus Aspen Balanced Portfolio 80.06% 1.53% 3.77% 93.79% 1.79% 4.42%
Janus Aspen Growth and Income Portfolio 92.65% 2.18% 4.00% 93.75% 2.20% 4.05%
Janus Aspen Strategic Value Portfolio 87.53% 0.83% 2.73% 96.09% 0.91% 3.00%
Janus Aspen International Growth Portfolio 61.55% 1.81% 3.08% 92.64% 2.72% 4.64%
Janus Aspen Worldwide Growth Portfolio 70.89% 1.84% 3.34% 93.19% 2.42% 4.39%
Janus Aspen Global Life Sciences Portfolio 94.23% 2.26% 3.51% 94.23% 2.26% 3.51%
Janus Aspen Global Technology Portfolio 92.40% 2.84% 4.42% 92.72% 2.85% 4.43%
Janus Aspen Global Value Portfolio 100.00% 0.00% 0.00% 100.00% 0.00% 0.00%
Janus Aspen Flexible Income Portfolio 81.23% 1.46% 4.63% 93.03% 1.67% 5.30%
Janus Aspen Money Market Portfolio 92.47% 5.73% 1.80% 92.47% 5.73% 1.80%
------------------------------------------------------------------------------------------------------------------

86 and 87 Janus Aspen Series June 30, 2002
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SHAREHOLDER MEETING (continued)
Proposal 3a
To approve revisions to or rescission of the fundamental restriction concerning the diversification of a Portfolio's investments.

Number of Shares
Record
Portfolio Total Shares Affirmative Against Abstain
==============================================================================================================
Janus Aspen Growth Portfolio 135,882,166 91,603,148 3,424,671 5,871,835
Janus Aspen Aggressive Growth Portfolio 102,551,284 71,600,277 3,409,854 4,555,034
Janus Aspen Capital Appreciation Portfolio 60,121,904 53,363,683 1,695,938 2,703,942
Janus Aspen Core Equity Portfolio 841,530 796,871 1,874 42,785
Janus Aspen Balanced Portfolio 153,576,571 121,595,397 3,244,477 6,251,119
Janus Aspen Growth and Income Portfolio 11,507,874 10,571,599 325,890 475,480
Janus Aspen Strategic Value Portfolio 1,748,189 1,523,684 23,148 45,673
Janus Aspen International Growth Portfolio 60,514,415 36,880,535 1,328,147 1,999,513
Janus Aspen Worldwide Growth Portfolio 206,838,647 145,165,111 4,889,222 7,294,898
Janus Aspen Global Life Sciences Portfolio 6,092,672 5,646,579 226,014 220,068
Janus Aspen Global Technology Portfolio 67,489,850 61,675,869 2,315,378 3,268,634
Janus Aspen Global Value Portfolio 200,005 200,000 -- --
Janus Aspen Flexible Income Portfolio 31,470,614 25,526,387 650,583 1,301,588
Janus Aspen Money Market Portfolio 103,356,389 94,559,154 6,356,469 2,440,766
--------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares Percentage of Shares Voted
Portfolio Affirmative Against Abstain Affirmative Against Abstain
==================================================================================================================
Janus Aspen Growth Portfolio 67.42% 2.52% 4.32% 90.79% 3.39% 5.82%
Janus Aspen Aggressive Growth Portfolio 69.82% 3.33% 4.44% 89.99% 4.29% 5.72%
Janus Aspen Capital Appreciation Portfolio 88.76% 2.82% 4.50% 92.38% 2.94% 4.68%
Janus Aspen Core Equity Portfolio 94.69% 0.22% 5.09% 94.69% 0.22% 5.09%
Janus Aspen Balanced Portfolio 79.18% 2.11% 4.07% 92.76% 2.47% 4.77%
Janus Aspen Growth and Income Portfolio 91.87% 2.83% 4.13% 92.95% 2.87% 4.18%
Janus Aspen Strategic Value Portfolio 87.16% 1.32% 2.61% 95.68% 1.45% 2.87%
Janus Aspen International Growth Portfolio 60.95% 2.19% 3.30% 91.73% 3.30% 4.97%
Janus Aspen Worldwide Growth Portfolio 70.18% 2.36% 3.53% 92.26% 3.11% 4.63%
Janus Aspen Global Life Sciences Portfolio 92.68% 3.71% 3.61% 92.68% 3.71% 3.61%
Janus Aspen Global Technology Portfolio 91.39% 3.43% 4.84% 91.70% 3.44% 4.86%
Janus Aspen Global Value Portfolio 100.00% 0.00% 0.00% 100.00% 0.00% 0.00%
Janus Aspen Flexible Income Portfolio 81.11% 2.07% 4.14% 92.90% 2.37% 4.73%
Janus Aspen Money Market Portfolio 91.49% 6.15% 2.36% 91.49% 6.15% 2.36%
------------------------------------------------------------------------------------------------------------------

Proposal 3b
To approve revisions to the fundamental restriction concerning a Portfolio's investments in commodities.

Number of Shares
Record
Portfolio Total Shares Affirmative Against Abstain
==============================================================================================================
Janus Aspen Growth Portfolio 135,882,166 89,992,567 4,799,552 6,107,535
Janus Aspen Aggressive Growth Portfolio 102,551,284 70,815,049 4,064,153 4,685,963
Janus Aspen Capital Appreciation Portfolio 60,121,904 52,678,397 2,272,110 2,813,056
Janus Aspen Core Equity Portfolio 841,530 763,104 35,642 42,784
Janus Aspen Balanced Portfolio 153,576,571 120,186,786 4,501,895 6,402,312
Janus Aspen Growth and Income Portfolio 11,507,874 10,433,810 439,716 499,443
Janus Aspen Strategic Value Portfolio 1,748,189 1,511,518 45,244 35,743
Janus Aspen International Growth Portfolio 60,514,415 36,406,445 1,739,496 2,062,254
Janus Aspen Worldwide Growth Portfolio 206,838,647 142,810,426 6,896,545 7,642,260
Janus Aspen Global Life Sciences Portfolio 6,092,672 5,579,515 320,318 192,828
Janus Aspen Global Technology Portfolio 67,489,850 60,924,251 2,921,527 3,414,103
Janus Aspen Global Value Portfolio 200,005 200,000 -- --
Janus Aspen Flexible Income Portfolio 31,470,614 25,057,645 1,117,026 1,303,887
Janus Aspen Money Market Portfolio 103,356,389 91,539,149 9,153,303 2,663,937
--------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares Percentage of Shares Voted
Portfolio Affirmative Against Abstain Affirmative Against Abstain
==================================================================================================================
Janus Aspen Growth Portfolio 66.23% 3.53% 4.50% 89.19% 4.76% 6.05%
Janus Aspen Aggressive Growth Portfolio 69.05% 3.97% 4.57% 89.00% 5.11% 5.89%
Janus Aspen Capital Appreciation Portfolio 87.62% 3.78% 4.68% 91.20% 3.93% 4.87%
Janus Aspen Core Equity Portfolio 90.68% 4.24% 5.08% 90.68% 4.24% 5.08%
Janus Aspen Balanced Portfolio 78.26% 2.93% 4.17% 91.68% 3.44% 4.88%
Janus Aspen Growth and Income Portfolio 90.67% 3.82% 4.34% 91.74% 3.87% 4.39%
Janus Aspen Strategic Value Portfolio 86.46% 2.59% 2.04% 94.92% 2.84% 2.24%
Janus Aspen International Growth Portfolio 60.16% 2.87% 3.41% 90.54% 4.33% 5.13%
Janus Aspen Worldwide Growth Portfolio 69.04% 3.34% 3.69% 90.76% 4.38% 4.86%
Janus Aspen Global Life Sciences Portfolio 91.58% 5.26% 3.16% 91.58% 5.26% 3.16%
Janus Aspen Global Technology Portfolio 90.27% 4.33% 5.06% 90.58% 4.34% 5.08%
Janus Aspen Global Value Portfolio 100.00% 0.00% 0.00% 100.00% 0.00% 0.00%
Janus Aspen Flexible Income Portfolio 79.62% 3.55% 4.15% 91.19% 4.07% 4.74%
Janus Aspen Money Market Portfolio 88.57% 8.85% 2.58% 88.57% 8.85% 2.58%
------------------------------------------------------------------------------------------------------------------

88 and 89 Janus Aspen Series June 30, 2002
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SHAREHOLDER MEETING (continued)
PROPOSAL 3c
To approve revisions to the fundamental restriction concerning the lending of a Portfolio's portfolio securities.

Number of Shares
Record
Portfolio Total Shares Affirmative Against Abstain
==============================================================================================================
Janus Aspen Growth Portfolio 135,882,166 89,492,745 5,269,411 6,137,498
Janus Aspen Aggressive Growth Portfolio 102,551,284 69,836,538 5,079,723 4,648,904
Janus Aspen Capital Appreciation Portfolio 60,121,904 52,481,215 2,466,205 2,816,143
Janus Aspen Core Equity Portfolio 841,530 762,702 35,483 43,345
Janus Aspen Balanced Portfolio 153,576,571 119,053,861 5,336,486 6,700,646
Janus Aspen Growth and Income Portfolio 11,507,874 10,225,584 525,142 622,243
Janus Aspen Strategic Value Portfolio 1,748,189 1,521,950 31,382 39,173
Janus Aspen International Growth Portfolio 60,514,415 36,261,129 1,809,003 2,138,063
Janus Aspen Worldwide Growth Portfolio 206,838,647 141,625,535 7,788,878 7,934,818
Janus Aspen Global Life Sciences Portfolio 6,092,672 5,579,728 273,262 239,671
Janus Aspen Global Technology Portfolio 67,489,850 60,623,637 3,183,792 3,452,452
Janus Aspen Global Value Portfolio 200,005 200,000 -- --
Janus Aspen Flexible Income Portfolio 31,470,614 24,759,216 1,306,389 1,412,953
Janus Aspen Money Market Portfolio 103,356,389 93,632,295 7,626,816 2,097,278
--------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares Percentage of Shares Voted
Portfolio Affirmative Against Abstain Affirmative Against Abstain
==================================================================================================================
Janus Aspen Growth Portfolio 65.86% 3.88% 4.52% 88.70% 5.22% 6.08%
Janus Aspen Aggressive Growth Portfolio 68.10% 4.95% 4.54% 87.77% 6.39% 5.84%
Janus Aspen Capital Appreciation Portfolio 87.29% 4.10% 4.69% 90.85% 4.27% 4.88%
Janus Aspen Core Equity Portfolio 90.63% 4.22% 5.15% 90.63% 4.22% 5.15%
Janus Aspen Balanced Portfolio 77.52% 3.48% 4.36% 90.82% 4.07% 5.11%
Janus Aspen Growth and Income Portfolio 88.86% 4.56% 5.41% 89.91% 4.62% 5.47%
Janus Aspen Strategic Value Portfolio 87.06% 1.79% 2.24% 95.57% 1.97% 2.46%
Janus Aspen International Growth Portfolio 59.92% 2.99% 3.53% 90.18% 4.50% 5.32%
Janus Aspen Worldwide Growth Portfolio 68.47% 3.76% 3.84% 90.01% 4.95% 5.04%
Janus Aspen Global Life Sciences Portfolio 91.58% 4.49% 3.93% 91.58% 4.49% 3.93%
Janus Aspen Global Technology Portfolio 89.83% 4.72% 5.11% 90.13% 4.74% 5.13%
Janus Aspen Global Value Portfolio 100.00% 0.00% 0.00% 100.00% 0.00% 0.00%
Janus Aspen Flexible Income Portfolio 78.68% 4.15% 4.49% 90.11% 4.75% 5.14%
Janus Aspen Money Market Portfolio 90.59% 7.38% 2.03% 90.59% 7.38% 2.03%
------------------------------------------------------------------------------------------------------------------

PROPOSAL 3d
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

Number of Shares
Record
Portfolio Total Shares Affirmative Against Abstain
==============================================================================================================
Janus Aspen Growth Portfolio 135,882,166 91,837,123 3,445,586 5,616,945
Janus Aspen Aggressive Growth Portfolio 102,551,284 71,448,685 3,473,469 4,643,011
Janus Aspen Capital Appreciation Portfolio 60,121,904 53,456,159 1,695,372 2,612,032
Janus Aspen Core Equity Portfolio 841,530 761,341 36,923 43,266
Janus Aspen Balanced Portfolio 153,576,571 121,254,695 3,617,446 6,218,852
Janus Aspen Growth and Income Portfolio 11,507,874 10,454,188 363,423 555,358
Janus Aspen Strategic Value Portfolio 1,748,189 1,523,946 32,879 35,680
Janus Aspen International Growth Portfolio 60,514,415 36,925,253 1,345,785 1,937,157
Janus Aspen Worldwide Growth Portfolio 206,838,647 144,453,503 5,382,243 7,513,485
Janus Aspen Global Life Sciences Portfolio 6,092,672 5,756,267 79,519 256,875
Janus Aspen Global Technology Portfolio 67,489,850 61,709,091 2,251,298 3,299,492
Janus Aspen Global Value Portfolio 200,005 200,000 -- --
Janus Aspen Flexible Income Portfolio 31,470,614 25,148,676 1,013,310 1,316,572
Janus Aspen Money Market Portfolio 103,356,389 94,822,838 6,384,710 2,148,841
--------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares Percentage of Shares Voted
Portfolio Affirmative Against Abstain Affirmative Against Abstain
==================================================================================================================
Janus Aspen Growth Portfolio 67.59% 2.54% 4.13% 91.02% 3.41% 5.57%
Janus Aspen Aggressive Growth Portfolio 69.67% 3.39% 4.53% 89.80% 4.37% 5.83%
Janus Aspen Capital Appreciation Portfolio 88.91% 2.82% 4.35% 92.54% 2.94% 4.52%
Janus Aspen Core Equity Portfolio 90.47% 4.39% 5.14% 90.47% 4.39% 5.14%
Janus Aspen Balanced Portfolio 78.95% 2.36% 4.05% 92.50% 2.76% 4.74%
Janus Aspen Growth and Income Portfolio 90.84% 3.16% 4.83% 91.92% 3.20% 4.88%
Janus Aspen Strategic Value Portfolio 87.17% 1.88% 2.04% 95.70% 2.06% 2.24%
Janus Aspen International Growth Portfolio 61.02% 2.22% 3.20% 91.83% 3.35% 4.82%
Janus Aspen Worldwide Growth Portfolio 69.84% 2.60% 3.63% 91.80% 3.42% 4.78%
Janus Aspen Global Life Sciences Portfolio 94.48% 1.31% 4.21% 94.48% 1.31% 4.21%
Janus Aspen Global Technology Portfolio 91.43% 3.34% 4.89% 91.75% 3.35% 4.90%
Janus Aspen Global Value Portfolio 100.00% 0.00% 0.00% 100.00% 0.00% 0.00%
Janus Aspen Flexible Income Portfolio 79.91% 3.22% 4.19% 91.52% 3.69% 4.79%
Janus Aspen Money Market Portfolio 91.74% 6.18% 2.08% 91.74% 6.18% 2.08%
------------------------------------------------------------------------------------------------------------------

90 and 91 Janus Aspen Series June 30, 2002
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NOTES
92 Janus Aspen Series June 30, 2002